                                                                 EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Commonwealth Income & Growth Fund IV, L.P.
Berwyn, Pennsylvania


We hereby consent to the use in the Prospectus constituting a part of this Amendment No. 2 to Form S-1 Registration Statement of our report dated August 24, 2001, relating to the financial statements of Commonwealth Income & Growth Fund IV, L.P., which is contained in that Prospectus.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                          /s/  BDO Seidman, LLP
                                                          ----------------------
                                                          BDO Seidman, LLP



Philadelphia, Pennsylvania
September 28, 2001